Supplement dated December 24, 2013 to the Prospectus dated March 11, 2013

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Distribution Policy and Return of Capital

The following clarifies the Fund’s distribution policy and replaces the first sentence of the disclosures under the heading “Dividend Reinvestment Policy” and replaces the first two sentences of the disclosures under the heading “DISTRIBUTION POLICY.”

The Fund’s distribution policy is to make quarterly distributions to shareholders. The level of quarterly distributions (including any return of capital) is targeted to represent an amount equivalent to an annual rate of at least 5.00% of the Fund’s current net asset value per share.  However, this distribution policy is subject to change and there is no guarantee the target rate will be achieved.

The following further supplements disclosures under the heading “DISTRIBUTION POLICY.”

Shareholders receiving periodic payments from the Fund may be under the impression that they are receiving net profits.  However, all or a portion of a distribution may consist of a return of capital.  Shareholders should not assume that the source of a distribution from the Fund is net profit.  A return of capital is not taxable to a shareholder unless it exceeds a shareholder’s tax basis in the shares.  Returns of capital reduce a shareholder’s tax cost (or “tax basis”).  Once a shareholder’s tax basis is reduced to zero, any further return of capital would be taxable.  Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.  As required under the Investment Company Act of 1940, the Fund will provide a notice to shareholders at the time of distribution when such distribution does not consist solely of net income.  Additionally, each distribution payment will be accompanied by a written statement which discloses the source or sources of each distribution.  The IRS requires you to report these amounts, excluding returns of capital, on your income tax return for the year declared.  The Fund will provide disclosures, with each distribution, that estimate the percentages of the current and year-to-date distributions that represent (1) net investment income, (2) capital gains and (3) return of capital.  At the end of the year, the Fund may be required under applicable law to re-characterize distributions made previously during that year among (1) ordinary income, (2) capital gains and (3) return of capital for tax purposes.  An additional distribution may be made in December, and other additional distributions may be made with respect to a particular fiscal year in order to comply with applicable law.

Any remaining disclosures in the Fund’s Prospectus or Statement of Additional Information to the contrary should be disregarded.

Distribution Policy Risks.

Additionally, the following information supplements the current risk disclosures under the sub-heading “Distribution Policy Risk” under both the headings “Summary of Risks” and “RISK FACTORS.”

Because the Fund makes distributions targeted at an annual rate of at least 5.00% of the Fund’s net asset value per share, all or a portion of a distribution may consist of a return of capital (i.e. from your original investment).  Shareholders should not assume that the source of a distribution from the Fund is net profit.  Shareholders should note that return of capital will reduce the tax basis of their shares and potentially increase the taxable gain, if any, upon disposition of their shares.

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This Supplement, and a Supplement dated April 1, 2013, as well as the Prospectus and Statement of Additional Information both dated March 1, 2013, provide relevant information for all shareholders and should be retained for future reference.  These documents have been filed with the Securities and Exchange Commission and are incorporated herein by reference.  These documents can be obtained without charge by calling toll-free 1-855-747-9559 or by visiting www.RREDX.com.